MORGAN STANLEY DEAN WITTER SHORT-TERM U.S. TREASURY TRUST
LETTER TO THE SHAREHOLDERS May 31, 2000

                                                         Two World Trade Center,
                                                        New York, New York 10048

DEAR SHAREHOLDER:

During the 12-month period ended May 31, 2000, the U.S. economic expansion continued, though increased volatility plagued both the stock and bond markets. Short-term U.S. Treasury prices dropped throughout the period. The corresponding interest-rate rise reflected global economic growth, increased borrowing from corporations and individuals alike, and anticipation that the U.S. economy's strength would rekindle inflation. These factors prompted the Federal Reserve Board to raise rates six times - from 4.75 percent to 6.50 percent - between June 1999 and May 2000. The effect of these increases was less pronounced for long-term Treasuries, which benefited from a federal government program of buying back outstanding debt. The subsequent reduction in the supply of long-term Treasuries resulted in an inverted yield curve, where short-term Treasury yields were higher than those of longer-term Treasuries. The two-year U.S. Treasury note ranged in yield between 5.40 percent and 6.91 percent during the period, ending the fiscal year at 6.67 percent.


PERFORMANCE AND PORTFOLIO

For the 12-month period ended May 31, 2000, Morgan Stanley Dean Witter Short-Term U.S. Treasury Trust produced a total return of 2.83 percent compared to 4.03 percent for the Lehman Brothers 1-3 Year Government Bond Index. The Fund's underperformance relative to its benchmark can be attributed to the longer duration it maintained early in the period. The accompanying chart compares the Fund's performance to that of the Lehman index.

The Fund shifted to a defensive posture, shortening its duration from approximately 2.3 years at the beginning of the period to 1.6 years by the end of May. Going forward, should the Fed signal an end to its policy of rate tightening, the Fund will likely pursue a more constructive posture to take advantage of potential price appreciation in short-term Treasuries. On May 31, 2000, the Fund's total net assets of $267.9 million were fully invested in U.S. Treasuries and zero-coupon STRIPS (Separate Trading of

MORGAN STANLEY DEAN WITTER SHORT-TERM U.S. TREASURY TRUST
LETTER TO THE SHAREHOLDERS May 31, 2000, continued

Registered Interest and Principal of Securities). The Fund continues to offer investors income free from state and local taxes in all 50 states and the District of Columbia.


LOOKING AHEAD

We expect the Federal Reserve Board's interest-rate policy decisions in the coming months to hinge on the pace of economic growth and labor costs. While the current record-breaking expansion is extraordinary, we do not believe the Fed will welcome above-trend growth for any length of time and will continue to raise rates if it deems this necessary. However, short-term interest rates are now considerably higher than they were at the beginning of the period and are expected to inhibit both economic growth and labor costs.

We appreciate your ongoing support of Morgan Stanley Dean Witter Short-Term U.S. Treasury Trust and look forward to continuing to serve your investment needs.



Very truly yours,

/s/ CHARLES A. FIUMEFREDDO                  /s/ MITCHELL M. MERIN

CHARLES A. FIUMEFREDDO                      MITCHELL M. MERIN
Chairman of the Board                       President

MORGAN STANLEY DEAN WITTER SHORT-TERM U.S. TREASURY TRUST
FUND PERFORMANCE May 31, 2000
GROWTH OF $10,000

Date                 Total         Lehman
-----------------------------------------
August 13, 1991     10,000         10,000
-----------------------------------------
May 31, 1992        10,655         10,685
-----------------------------------------
May 31, 1993        11,373         11,413
-----------------------------------------
May 31, 1994        11,401         11,644
-----------------------------------------
May 31, 1995        12,110         12,501
-----------------------------------------
May 31, 1996        12,606         13,161
-----------------------------------------
May 31, 1997        13,315         14,031
-----------------------------------------
May 31, 1998        14,205         15,009
-----------------------------------------
May 31, 1999        14,844         15,801
-----------------------------------------
May 31, 2000        15,265(2)      16,437
-----------------------------------------


   ---- Fund           ----Lehman (3)


Past performance is not predictive of future returns. Investment return and principal value will fluctuate. When you sell fund shares, they may be worth more or less than their original cost.


                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------


Period Ended 5/31/00
---------------------------
1 Year                              2.83%(1)
5 Year                              4.74%(1)
Since Inception (8/13/91)           4.92%(1)


---------------
(1) Figure shown assumes reinvestment of all distributions. There is no sales charge.
(2)   Closing value assuming a complete redemption on May 31, 2000.
(3) The Lehman Brothers 1-3 Year Government Bond Index is a sub-index of the Lehman Brothers Government Bond Index and is comprised of Agency and Treasury securities with maturities of one to three years. The index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

MORGAN STANLEY DEAN WITTER SHORT-TERM U.S. TREASURY TRUST
PORTFOLIO OF INVESTMENTS May 31, 2000


 PRINCIPAL                       DESCRIPTION
 AMOUNT IN                           AND                           COUPON
 THOUSANDS                      MATURITY DATE                       RATE           VALUE
-----------   ------------------------------------------------   ----------   ---------------
              U.S. GOVERNMENT OBLIGATIONS (98.6%)
              U.S. Treasury Notes (80.2%)
  $ 4,000     08/15/03 .......................................     5.25 %     $  3,839,280
   21,600     01/31/03 .......................................     5.50         20,952,216
   20,500     11/15/04 .......................................     5.875        19,931,945
   16,000     08/15/04 .......................................     6.00         15,649,600
   12,000     12/31/01 .......................................     6.125        11,878,440
    6,000     08/31/00 .......................................     6.25          6,002,700
   38,000     10/31/01 .......................................     6.25         37,717,280
   24,000     02/15/03 .......................................     6.25         23,704,560
   22,000     08/31/01 .......................................     6.50         21,919,700
    7,000     11/15/01 .......................................     7.50          7,064,820
   15,000     02/15/01 .......................................     7.750        15,100,950
   31,000     08/15/00 .......................................     8.75         31,172,670
                                                                              ------------
                                                                               214,934,161
                                                                              ------------
              U.S. Treasury Strips (18.4%)
   19,000     08/15/00 .......................................     0.00         18,776,180
    8,000     08/15/01 .......................................     0.00          7,375,360
   15,900     05/15/02 .......................................     0.00         13,962,108
   11,000     05/15/03 .......................................     0.00          9,070,930
                                                                              ------------
                                                                                49,184,578
                                                                              ------------
              TOTAL U.S. GOVERNMENT OBLIGATIONS
              (Identified Cost $268,121,941) (a)..............     98.6%       264,118,739
              OTHER ASSETS IN EXCESS OF LIABILITIES ..........      1.4          3,814,268
                                                                  -----       ------------
              NET ASSETS .....................................    100.0%      $267,933,007
                                                                  =====       ============

---------------------
(a) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $7,320 and the aggregate gross unrealized depreciation is $4,010,522, resulting in net unrealized depreciation of $4,003,202.



                       See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER SHORT-TERM U.S. TREASURY TRUST
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
May 31, 2000



ASSETS:
Investments in securities, at value
  (identified cost $268,121,941)..........................   $264,118,739
Cash .....................................................        203,878
Receivable for:
   Interest ..............................................      3,373,627
   Shares of beneficial interest sold ....................      1,903,132
Prepaid expenses and other assets ........................         17,578
                                                             ------------
   TOTAL ASSETS ..........................................    269,616,954
                                                             ------------
LIABILITIES:
Payable for:
   Shares of beneficial interest repurchased .............      1,212,191
   Dividends to shareholders .............................        205,905
   Plan of distribution fee ..............................         84,161
   Investment management fee .............................         84,161
Accrued expenses and other payables ......................         97,529
                                                             ------------
   TOTAL LIABILITIES .....................................      1,683,947
                                                             ------------
   NET ASSETS ............................................   $267,933,007
                                                             ============
COMPOSITION OF NET ASSETS:
Paid-in-capital ..........................................   $294,643,266
Net unrealized depreciation ..............................     (4,003,202)
Accumulated undistributed net investment income ..........          3,399
Accumulated net realized loss ............................    (22,710,456)
                                                             ------------
   NET ASSETS ............................................   $267,933,007
                                                             ============
NET ASSET VALUE PER SHARE,
  27,728,120 shares outstanding
  (unlimited shares authorized of $.01 par value).........          $9.66
                                                                    =====



                       See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER SHORT-TERM U.S. TREASURY TRUST
FINANCIAL STATEMENTS, continued

STATEMENT OF OPERATIONS
For the year ended May 31, 2000



NET INVESTMENT INCOME:
INTEREST INCOME ...............................  $17,379,570
                                                 -----------
EXPENSES
Investment management fee .....................    1,006,144
Plan of distribution fee ......................      965,358
Transfer agent fees and expenses ..............      110,283
Professional fees .............................       84,628
Registration fees .............................       35,745
Shareholder reports and notices ...............       33,489
Custodian fees ................................       20,877
Trustees' fees and expenses ...................       16,421
Other .........................................       22,544
                                                 -----------
   TOTAL EXPENSES .............................    2,295,489
Less: expense offset ..........................      (17,901)
                                                 -----------
   NET EXPENSES ...............................    2,277,588
                                                 -----------
   NET INVESTMENT INCOME ......................   15,101,982
                                                 -----------
NET REALIZED AND UNREALIZED LOSS:
Net realized loss .............................   (4,097,739)
Net change in unrealized depreciation .........   (2,823,564)
                                                 -----------
   NET LOSS ...................................   (6,921,303)
                                                 -----------
NET INCREASE ..................................   $8,180,679
                                                 ===========



                       See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER SHORT-TERM U.S. TREASURY TRUST
FINANCIAL STATEMENTS, continued

STATEMENT OF CHANGES IN NET ASSETS




                                                           FOR THE YEAR       FOR THE YEAR
                                                               ENDED             ENDED
                                                           MAY 31, 2000       MAY 31, 1999
                                                         ----------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income ................................   $ 15,101,982       $ 15,299,041
Net realized loss ....................................     (4,097,739)          (147,939)
Net change in unrealized depreciation ................     (2,823,564)        (3,693,983)
                                                         ------------       ------------
   NET INCREASE ......................................      8,180,679         11,457,119
Dividends from net investment income .................    (15,237,525)       (15,365,360)
Net increase (decrease) from transactions in shares of
  beneficial interest ................................    (38,068,974)        75,942,528
                                                         ------------       ------------
   NET INCREASE (DECREASE) ...........................    (45,125,820)        72,034,287
NET ASSETS:
Beginning of period ..................................    313,058,827        241,024,540
                                                         ------------       ------------
   END OF PERIOD
   (Including undistributed net investment income of
   $3,399 and $138,942, respectively) ................   $267,933,007       $313,058,827
                                                         ============       ============

                       See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER SHORT-TERM U.S. TREASURY TRUST
NOTES TO FINANCIAL STATEMENTS, May 31, 2000

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Short-Term U.S. Treasury Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is current income, preservation of principal and liquidity. The Fund seeks to achieve its objective by investing its assets in U.S. Treasury securities backed by the full faith and credit of the U.S. Government. The Fund was organized as a Massachusetts business trust on June 4, 1991 and commenced operations on August 13, 1991.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS - (1) portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (2) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager"), that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and (3) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment

MORGAN STANLEY DEAN WITTER SHORT-TERM U.S. TREASURY TRUST
NOTES TO FINANCIAL STATEMENTS, May 31, 2000, continued

income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.


2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with the Investment Manager, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.35% to the net assets of the Fund determined as of the close of each business day.


3. PLAN OF DISTRIBUTION

Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager, is the distributor of the Fund's shares and, in accordance with a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act, finances certain expenses in connection with the distribution of shares of the Fund.

The Fund is authorized to reimburse the Distributor for specific expenses the Distributor incurs or plans to incur in promoting the distribution of the Fund's shares. The amount of each monthly reimbursement payment may in no event exceed an amount equal to a payment at the annual rate of 0.35% of the Fund's average daily net assets during the month. For the year ended May 31, 2000, the distribution fee was accrued at the annual rate of 0.34%.


4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales/maturities of portfolio securities for the year ended May 31, 2000 aggregated $789,299,623 and $742,325,778, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of

MORGAN STANLEY DEAN WITTER SHORT-TERM U.S. TREASURY TRUST
NOTES TO FINANCIAL STATEMENTS, May 31, 2000, continued

retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended May 31, 2000 included in Trustees' fees and expenses in the Statement of Operations amounted to $5,106. At May 31, 2000, the Fund had an accrued pension liability of $43,934 which is included in accrued expenses in the Statement of Assets and Liabilities.


5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:



                                                                   FOR THE YEAR                         FOR THE YEAR
                                                                       ENDED                               ENDED
                                                                   MAY 31, 2000                         MAY 31, 1999
                                                       ------------------------------------- ----------------------------------
                                                        SHARES                  AMOUNT          SHARES                AMOUNT
                                                       ----------------- -------------------   ---------------- -----------------
Shares sold ........................................       107,024,802    $  1,047,671,631        104,838,196    $1,054,466,860
Shares issued in reinvestment of dividends .........         1,027,913          10,046,138          1,157,486        11,633,092
                                                          ------------    ----------------        -----------    --------------
                                                           108,052,715       1,057,717,769        105,995,682     1,066,099,952
Shares repurchased .................................      (111,937,772)     (1,095,786,743)       (98,574,910)     (990,157,424)
                                                          ------------    ----------------        -----------    --------------
Net increase (decrease) ............................        (3,885,057)   $    (38,068,974)         7,420,772    $   75,942,528
                                                          ============    ================        ===========    ==============

6. FEDERAL INCOME TAX STATUS

At May 31, 2000, the Fund had a net capital loss carryover of approximately $19,240,000, which may be used to offset future capital gains to the extent provided by regulations, which is available through May 31 of the following years:


                    AMOUNTS IN THOUSANDS
-------------------------------------------------------------
    2003          2004      2005     2006     2007      2008
------------   ---------   ------   ------   ------   -------
$11,507        $6,271      $333     $246     $22      $861
=======        ======      ====     ====     ===      ====

Capital losses incurred after after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of approximately $3,403,000 during fiscal 2000.

As of May 31, 2000, the Fund had temporary book/tax differences primarily attributable to post-October losses.


7. RISK RELATING TO CERTAIN FINANCIAL INSTRUMENTS

The Fund may invest a portion of its assets in zero coupon U.S. Treasury securities. Zero coupon securities are subject to substantially greater market fluctuations during periods of changing prevailing interest rates than are comparable debt securities.

MORGAN STANLEY DEAN WITTER SHORT-TERM U.S. TREASURY TRUST
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:



                                                                         FOR THE YEAR ENDED MAY 31
                                                    --------------------------------------------------------------------
                                                          2000           1999         1998         1997         1996
                                                    ---------------- ------------ ------------ ------------ ------------
SELECTED PER SHARE DATA:
Net asset value, beginning of period ..............    $   9.90        $   9.96     $   9.85     $   9.84     $   9.98
                                                       --------        --------     --------     --------     --------
Income (loss) from investment operations:
 Net investment income ............................        0.51            0.50         0.53         0.54         0.54
 Net realized and unrealized gain (loss) ..........       (0.24)          (0.06)        0.11           --        (0.14)
                                                       --------        --------     --------     --------     --------
Total income from investment operations ...........        0.27            0.44         0.64         0.54         0.40
                                                       --------        --------     --------     --------     --------
Less dividends from net investment income .........       (0.51)          (0.50)       (0.53)       (0.53)       (0.54)
                                                       --------        --------     --------     --------     --------
Net asset value, end of period ....................    $   9.66        $   9.90     $   9.96     $   9.85     $   9.84
                                                       ========        ========     ========     ========     ========
TOTAL RETURN+ .....................................        2.83%           4.50%        6.68%        5.63%        4.09%
RATIOS TO AVERAGE NET ASSETS:
Expenses ..........................................        0.80%(1)        0.80%        0.82%        0.83%        0.84%
Net investment income .............................        5.25%           4.95%        5.30%        5.42%        5.33%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ...........    $267,933        $313,059     $241,025     $230,267     $258,637
Portfolio turnover rate ...........................         255%            164%          95%         149%          63%

-------------
+ Calculated based on the net asset value as of the last business day of the period.
(1)  Does not reflect the effect of expense offset of 0.01%.

                       See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER SHORT-TERM U.S. TREASURY TRUST
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF MORGAN STANLEY DEAN WITTER SHORT-TERM U.S. TREASURY TRUST

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Short-Term U.S. Treasury Trust (the "Fund") at May 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2000 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
June 30, 2000

MORGAN STANLEY DEAN WITTER SHORT-TERM U.S. TREASURY TRUST
CHANGE IN INDEPENDENT ACCOUNTANTS

On July 1, 2000 PricewaterhouseCoopers LLP resigned as independent accountants of the Fund.

The reports of PricewaterhouseCoopers LLP on the financial statements of the Fund for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

In connection with its audits for the two most recent fiscal years and through July 1, 2000, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their report on the financial statements for such years.

The Fund, with the approval of its Board of Trustees and its Audit Committee, engaged Deloitte & Touche LLP as its new independent accountants as of July 1, 2000.

                 (This page has been left blank intentionally.)

                 (This page has been left blank intentionally.)

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder


OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

Rajesh K. Gupta
Vice President

Sally Sancimino
Vice President

Thomas F. Caloia
Treasurer


TRANSFER AGENT

Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311


INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036


INVESTMENT MANAGER

Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048


This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. Read the prospectus carefully before investing.

Morgan Stanley Dean Witter Distributors Inc., member NASD.

MORGAN STANLEY
DEAN WITTER
SHORT-TERM
U.S. TREASURY
TRUST


[Graphic]


ANNUAL REPORT
MAY 31, 2000